SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                             (Amendment No.     )

Filed by the Registrant <checked-box>
Filed by a party other than the Registrant <square>

Check the appropriate box:
<square>  Preliminary Proxy Statement
<square>  Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
<checked-box>  Definitive Proxy Statement
<square>  Definitive Additional Materials
<square>  Soliciting Material Pursuant to <square>  <section>240.14a-11(c)
     or <square>  <section>240.14a-12


                ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                (FORMERLY KNOWN AS 3NET SYSTEMS, INC.)
           (Name of Registrant as Specified In Its Charter)

_________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

<checked-box>  No fee required
<square>  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
          11

     1) Title of each class of securities to which transaction applies:_______________________________________________
     2) Aggregate number of securities to which transaction applies:_______________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):__________________________
     4)    Proposed maximum aggregate value of transaction:_______
     5)    Total fee paid:________________________________________

<square> Fee paid previously with preliminary materials.

<square> Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:________________________________
     2)    Form, Schedule or Registration Statement No.:__________
     3)    Filing Party:__________________________________________
     4)    Date Filed:____________________________________________

                    ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                                 629 J STREET
                             SACRAMENTO, CA 95814



                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                    ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                         TO BE HELD NOVEMBER 18, 1997


To Our Stockholders:

The Annual Meeting of Stockholders of Alternative Technology Resources, Inc. (formerly known as 3Net Systems, Inc.), a Delaware corporation (the "Company"), will be held on Tuesday, November 18, 1997, at 10:00 a.m., local time, at 629 J Street, Sacramento, California 95814, for the following purposes:

     1.    To elect three directors;

     2. To consider and act upon a proposal to approve the Alternative Technology Resources, Inc. 1997 Stock Option Plan;

     3. To consider and act upon such other matters as may properly come before the meeting.

All of the above matters are more fully described in the accompanying Proxy Statement. Stockholders of record as of the close of business on October 17, 1997 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.


                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      W. ROBERT KEEN
                                      Chief Executive Officer

Sacramento, California
October 24, 1997




WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE THAT PROXY AT ANY TIME PRIOR TO VOTING, AND SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY WISH.

                    ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                                 629 J STREET
                             SACRAMENTO, CA 95814


                                PROXY STATEMENT


SOLICITATION OF PROXIES

Your proxy in the form enclosed is solicited by the Board of Directors of Alternative Technology Resources, Inc. (formerly known as 3Net Systems, Inc.) [the "Company"] for use in voting at the Annual Meeting of Stockholders to be held on Tuesday, November 18, 1997, at 10:00 a.m. local time, at the Company's principal executive office located at 629 J Street, Sacramento, California 95814. This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about October 24, 1997.

The expense of soliciting proxies will be borne by the Company. The principal solicitation of proxies is being made by mail and personal delivery. However, additional solicitations may be made by telephone, telegram or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services.

In the case of employee stockholders located in the Company's principal office in Sacramento, California, and in the case of certain other stockholders (see "Certain Relationships and Related Transactions"), this Proxy Statement and related materials may be hand delivered.

VOTING SECURITIES

Only stockholders of record on the books of the Company at the close of business on October 17, 1997 will be entitled to vote at the Annual Meeting. At the close of business on that date, there were outstanding 25,812,787 shares of Common Stock of the Company and 204,167 shares of Preferred Stock, Series D, of the Company. Each share of Common Stock is entitled to one vote for each of the matters to be presented at the Annual Meeting. Each share of Preferred Stock, Series D, is entitled to six votes for each of the matters to be presented at the Annual Meeting. The holders of Common Stock and Preferred Stock, Series D, shall vote on each proposal together as a class.

REQUIRED VOTE

The representation in person or by proxy of at least a majority of the outstanding shares entitled to vote is necessary to provide a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied. The plurality of the votes of the Common Stock and Preferred Stock, Series D, voting together as a class, present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors shall elect the nominees for the Board of Directors. The affirmative vote of a majority of the Common Stock and Preferred Stock, Series D, voting together as a class, present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 2 (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary to approve Proposal No. 2. With regard to the election of directors, votes may be cast "For" or "Withheld" for each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Since Proposal No. 2 requires the approval of a majority of the outstanding shares of Common Stock and Preferred Stock, Series D, voting together as a class, abstentions will have the effect of a negative vote.

Brokers who hold shares in street name have the authority to vote in their discretion on "routine" items when they have not received instructions from beneficial owners. With respect to "non-routine" items, no broker may vote shares held for customers without specific instructions from such customers. Under Delaware law, a broker non-vote will have the same effect as a vote against Proposal No. 2 and will have no effect on the outcome of the election of directors.

REVOCABILITY OF PROXIES

Shares represented by a duly executed proxy in the accompanying form received by the Board of Directors prior to the meeting will be voted at the meeting. Any such proxy may be revoked at any time prior to exercise by written request delivered to the Secretary of the Company stating that the proxy is revoked, by the execution and submission of a later dated proxy, or by voting in person at the Annual Meeting. If a stockholder specifies a choice with respect to any matter to be voted upon by means of the ballot provided in the accompanying form of proxy, the shares will be voted in accordance with the specification so made. If the endorsed proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted as recommended by the Board of Directors.


                                PROPOSAL NO. 1

                     NOMINATION AND ELECTION OF DIRECTORS

Three directors are to be elected at the Annual Meeting, each to serve until the next Annual Meeting of Stockholders and until his successor shall be elected and qualified or until his earlier death, resignation or removal. Currently there are four members of the Board of Directors comprised of W. Robert Keen, Edward L. Lammerding, Gerald W. Faust, and Thomas W. O'Neil. The Board of Directors has decided to reduce the number of directors to three and has nominated Messrs. Keen, Lammerding, and O'Neil for reelection in 1997. The three nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company. If any nominee is not available for election (which the Company does not foresee), the Board of Directors will recommend the election of a substitute nominee and proxies in the accompanying form will be voted for the election of the substitute nominee unless authority to vote such proxies in the election of directors has been withheld.

The following table indicates certain information concerning the nominees.

NAME                                 AGE        PRINCIPAL OCCUPATION AT PRESENT AND FOR THE PAST FIVE
                                                YEARS
W. Robert Keen                        55        Chief Executive Officer  and Director of the Company since
                                                1996;  owner  of  Jonathan  Companies,  a  management  and consulting company, since 1993; President of Occupational-
                                                Urgent Care Health Systems, Inc.   from 1988 to 1992.  Mr.
                                                Keen is a member of the Advisory Board  of  the U.C. Davis
                                                Graduate  School of Management and a Commissioner  on  the
                                                Sacramento County Civil Service Commission.


Edward L. Lammerding                  68        Director since  November 1993, Chairman of the Board since
                                                1995; President of  Sierra Resources Corporation from 1982
                                                to  1996;  Chairman  of   the   Board   of  Digital  Power
                                                Corporation  since 1989; former member California  Lottery
                                                Commission; member  of  the  St.  Mary's  College Board of
                                                Trustees;  Director  and  Secretary of Occupational-Urgent
                                                Care Health Systems, Inc. from  September 1983 to February
                                                1992.

Thomas W. O'Neil, Jr.                 68        Director since November 1995; Certified Public Accountant;
                                                Partner,  Schultze,  Wallace and O'Neil, CPA's since April
                                                1991; Director of Digital  Power  Corporation  since 1991;
                                                Retired   Partner,   KPMG  Peat  Marwick,  1955  to  1991;
                                                Director, California Exposition  and State Fair; Director,
                                                Regional  Credit Association; member  of  the  St.  Mary's
                                                College Board of Regents.

COMMITTEES OF THE BOARD; MEETINGS AND ATTENDANCE

The Company has a Compensation Committee, Audit Committee and Management Committee. The Company does not have a nominating committee.

The Compensation Committee consisted of Messrs. Lammerding and O'Neil during the fiscal year ended June 30, 1997. The Compensation Committee held one meeting in fiscal 1997. Its function is to establish compensation for all executive officers of the Company and administer the Company's Special Stock Option Plan, 1993 Stock Option/Stock Issuance Plan and Employee Savings Plan. The Audit Committee consisted of Messrs. Faust and O'Neil in fiscal 1997 and held one meeting during fiscal 1997. The Audit Committee provides advice and assistance regarding accounting, auditing and financial reporting practices of the Company. It reviews, with the Company's independent accountants, the scope and results of their audit, fees for services and independence in servicing the Company. The Management Committee consisted of Messrs. Faust and Lammerding in fiscal 1997 and held no meetings during fiscal 1997. The Management Committee may exercise all the authority of the Board of Directors in management of the Company, except for matters expressly reserved by law for action by the Board of Directors.

During fiscal 1997, the Board of Directors met eleven times. All Board and Committee members attended more than seventy-five percent of the meetings of the Board of Directors and all committees of the Board on which they served, except Mr. O'Neil, who attended 73% of the Board meetings.

COMPENSATION OF DIRECTORS

Directors do not receive compensation for serving as such but each Director who is not an employee of the Company was, upon their initial election or appointment to the Board of Directors, automatically granted a stock option, subject to 3 years vesting, to purchase 5,000 shares of Common Stock at an exercise price equal to the fair market value on the date of the appointment or election under the Company's 1993 Stock Option/Stock Issuance Plan. Furthermore, beginning in the third year as a director, each director who was re-elected to the Board of Directors received an automatic grant of a stock option to purchase 1,000 shares of Common Stock, at an exercise price equal to the fair market value on the date of reelection.

                                PROPOSAL NO. 2

   APPROVAL OF THE ALTERNATIVE TECHNOLOGY RESOURCES, INC. STOCK OPTION PLAN

On September 22, 1997, the Board of Directors adopted the Alternative Technology Resources, Inc. 1997 Stock Option Plan (the "1997 Plan"), subject to approval by the Company's stockholders. The Board of Directors believes the existence of a stock option plan will be valuable to the Company as a means for promoting employee loyalty and strengthening the identity of interests of employees and stockholders. Therefore, the Board of Directors is recommending that stockholders approve the 1997 Plan appended as Appendix A, the principal features of which are summarized in the paragraphs below. Subject to stockholder approval of the 1997 Plan, Mr. Keen has been granted the following options to purchase the Company's common stock under the 1997 Plan: April 1, 1997, 40,000 shares, July 1, 1997, 80,000 shares, and October 1, 1997, 80,000 shares at $0.096, $1.03, and $1.06, per share respectively. These exercise prices represented the closing market price of the Company's common stock on the dates of grant.

PURPOSE. The Company adopted its 1997 Plan to attract, retain, and motivate the officers and employees of the Company, as well as the consultants to and directors of the Company, by giving them all the opportunity to acquire ownership in the Company, thereby instilling in them the same goals as the Company's other equity owners.

SHARES SUBJECT TO THE 1997 PLAN. A total of 3,000,000 shares of the Company's common stock may be issued pursuant to the 1997 Plan, subject to adjustments for changes in the Company's capitalization or for reorganization. As discussed below, the 1997 Plan is a "dual plan" which provides for the grant of both non-qualified options and incentive stock options, as defined by the Internal Revenue Code.

ELIGIBILITY. The Committee shall determine to whom options may be granted. The Company's officers and employees who are not subject to a collective bargaining agreement, as well as consultants to and directors of the Company, are eligible for option grants. Directors and consultants who are not full-time officers or employees of the Company may only receive non-statutory stock options, not incentive stock options.

OPERATION OF THE 1997 PLAN. Subject to the oversight and review of the Board of Directors, the 1997 Plan shall generally be administered by the Company's Compensation Committee consisting of at least two non-employee directors (within the meaning of Rule 16b-3(b)(3)(i) of the Securities Exchange Act of
1934) as appointed by the Board of Directors. The Committee's determination with respect to whom options shall be granted shall be based upon the contribution by the particular officer, director, consultant, or employee to the successful conduct of the Company's operations through his or her judgment, interest, ability, and special efforts. The Committee shall also determine whether to grant to the full-timed salaried officer or employee incentive stock options or non-statutory stock options. However, any options designated as incentive stock options that are subsequently determined to not qualify shall then be deemed to be non-statutory options. Non-employees may only be granted non-statutory stock options.

The grant date, the number of shares covered by an option and the terms and conditions for exercise of options, shall be determined by the Committee, subject to the 1997 Plan requirements. The Board of Directors shall determine the grant date, the number of shares covered by an option and the terms and conditions for exercise of options to be granted to members of the Committee.

A stock option agreement setting forth any other terms, conditions, and restrictions, as determined at the discretion of the Committee, which agreement shall be consistent with the terms of the 1997 Plan, shall be issued upon each grant of a stock option.

NONTRANSFERABILITY. Each option granted shall be transferable only by will or by the laws of descent and distribution, and shall be exercisable only by the optionee during the optionee's lifetime. The optionee shall have no rights as a shareholder with respect to any shares until the date of issuance of a stock certificate for such shares.

AMENDMENT AND TERMINATION. No amendments may be made to the 1997 Plan to increase the limit on the maximum number of shares to be granted (except for adjustments resulting from stock splits and similar events), to modify the eligibility requirements, or to increase materially the benefits accruing to participants under the 1997 Plan, without stockholder approval. In substantially all other aspects, the 1997 Plan can be amended by the Board of Directors. With certain exceptions, the Board of Directors shall have complete authority to terminate or amend the 1997 Plan. If not terminated earlier by the Board of Directors, the 1997 Plan will terminate automatically in or around November, 2002. The termination of the 1997 Plan shall not alter the vesting provisions or any other term or condition of any option granted prior to the termination of the 1997 Plan.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES. The 1997 Plan is a "dual plan" in that it provides for the grant of both non-qualified options and incentive stock options.

NON-QUALIFIED OPTIONS. In general, the grant of an option under the 1997 Plan that is designated as a non-qualified option will not result in taxable income to the optionee at the time of grant.

In general, an optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price.

The Company will be entitled to tax deductions in the same amounts and at the same times as the participant takes amounts into income. The Optionee's cost basis in the acquired shares will be the same as the fair market value of the shares on the date they are valued to determine taxable income.

INCENTIVE STOCK OPTIONS. The grant of an option under the 1997 Plan that is designated as an incentive stock option will not result in taxable income to the optionee at the time of the grant nor at the time of exercise if the requirements of Section 422 of the Internal Revenue Code are met. The optionee will, however, recognize taxable income in the year in which the shares purchased under the Incentive stock option are sold or otherwise made the subject of disposition.

For federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. If the participant makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the amount by which the fair market value of such shares on the date the option was exercised exceeded the option price. The Company will not be allowed a deduction with respect to the optionee's qualifying disposition of the purchased shares.

RECOMMENDATION

The Board of Directors unanimously recommends a vote FOR this Proposal No. 2.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PREFERRED STOCK, SERIES E

On December 1, 1995, James W. Cameron, Jr. ("Cameron") and Dr. Max Negri ("Negri"), two existing stockholders and holders of all the outstanding shares of the Company's Preferred Stock, Series E, tendered those shares for conversion into 22,335,932 shares of the Company's Common Stock pursuant to the terms of the Series E Preferred Stock Purchase Agreement.

FINANCING ARRANGEMENTS

The Company received short-term financing in the form of notes payable of $1.0 million during fiscal 1997 and $0.7 million during fiscal 1996 from two stockholders, Messrs. Cameron and Negri, to fund its operations. These notes mature December 31, 1997 and bear interest at 10.25%. The Company must obtain additional funds during fiscal 1998 in order to meet its obligations while attempting to grow revenues to a level necessary to generate cash from operations. Although the Company has not entered into any written agreement with Messrs. Cameron or Negri, management believes, based on discussions with these two individuals, that these two stockholders will continue to finance the Company's operations during fiscal 1998. In December 1996, Messrs. Cameron and Negri extended the maturity date on all notes payable currently maturing from December 31, 1996, to the earlier of December 31, 1997, or such time as the Company obtains equity financing. Although the Company has not entered into any written agreement with Cameron or Negri, management believes, based on discussions with these two individuals, that Messrs. Cameron and Negri will continue to fund operations and extend the maturity dates of the various notes payable until at least June 30, 1998, or until such time as the Company can repay the notes. However, there can be no assurance that events may arise which may affect these stockholders' ability to finance the Company or that the Company may experience significant and unanticipated cash flow problems which may cause these two stockholders to reconsider their investment. Further, if the Company experiences significant cash flow problems, the Company may be required to reduce the level of its operating activities or be forced into seeking protection under federal bankruptcy laws.

In February 1994, the Company entered into a revolving line of credit with Bank of America, NT&SA, (the "Bank") in the amount of $2,000,000, which was later reduced to $1,000,000. On April 21, 1997, Cameron became the named borrower under the line of credit, and the Company issued a note payable (the "Straight Note") to Cameron for the $1,000,000 in accordance with the Reimbursement Agreement the Company signed on February 28, 1994. Terms of the note provide for an interest rate of 9.5% and monthly interest payments. No maturity date is stated in the note; however, under the terms of the Reimbursement Agreement, upon written demand by Cameron, the Straight Note will be replaced by a convertible note (the "Convertible Note") in a principal amount equal to the Straight Note and bearing interest at the same rate. The conversion ratio of the Convertible Note is equal to the "Applicable Percentage," as defined in the Reimbursement Agreement, multiplied by the average trading price of the Company's Common Stock over the period of ten trading days ending on the trading day next preceding the date of issuance of such Convertible Note. The Applicable Percentage, which was originally 50%, has been reduced to 20% per the terms of the Reimbursement Agreement due to the Bank extending the maturity date of the line of credit. The Applicable Percentage may not be reduced below 20%.

Pursuant to the Reimbursement Agreement, a designee of Mr. Cameron received a warrant to purchase 10,000 shares of the Company's Common Stock at an exercise price of $15.00 per share. The warrant is immediately exercisable and expires on February 29, 1999.

OTHER

In November 1995, the Company entered into a lease agreement for its current facility under a one year lease with Mr. Cameron. The lease has been extended to December 31, 1997, and is expected to be renewed. At June 30, 1997, $223,107 of rent owed for fiscal years 1997 and 1996 is included in the balance of accounts payable to stockholders.

              COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

Based solely upon a review of copies of such forms received by it, the Company believes that during fiscal 1997 all filing requirements applicable to officers, directors and greater than ten percent stockholders were satisfied, except that Messrs. Keen and Lammerding inadvertently failed to timely file a Form 5 for fiscal 1997.

                           EXECUTIVE COMPENSATION

The following table contains information regarding compensation paid with respect to the three preceding fiscal years to the Company's Chief Executive Officer and each other executive officer whose salary and bonus exceeded $100,000 (the "Named Executives"):

Columns regarding "Bonus," "All Other Compensation," and "Long-Term Incentive Plan (LTIP) Payouts" are excluded because no reportable payments were made to such executive officers for the relevant years.

                         SUMMARY COMPENSATION TABLE

                                                                                             Long-Term
                                                                                           Compensation
                               Annual Compensation                                           Awards
Name and
Principal                                                Restricted       Other Annual      Options/
Position               Fiscal Year     Salary ($)       Stock Awards      Compensation        SARs#

W. Robert Keen,           1997           None            225,000{(2)}         None         160,000{(3)}
Chief Executive
Officer {(1)}

George R. Van Derven,     1997          150,000                               None           None
President{(4)}            1996          131,667                               None          37,500{(6)}
                          1995          130,000                             2,580{(5)}       None

James D. Alexander,       1997          108,000                               None
Vice President of         1996          108,000                               None          27,000{(8)}
Operations {(7)}          1995          108,000                             1,065{(5)}       5,000{(8)}


(1) Mr. Keen was elected Chief Executive Officer December 31, 1996, prior to that date he was a Director.
(2) Mr. Keen was granted 225,000 shares of the Company's Common Stock with a fair market value on the date of issuance of $168,750 as compensation.

(3) On December 31, 1996, the Company granted to Mr. Keen the right to receive options to acquire 80,000 shares of Common Stock on a quarterly basis, up to 320,000 shares.
(4) Mr. Van Derven was President and Chief Executive Officer from September 1, 1995 to December 31, 1996, prior to September 1, 1995, he was Chief Operating Officer.
(5) The Company paid expenses related to corporate housing for Messrs. Van Derven and Alexander.
(6) The Company granted to Mr. Van Derven an option to purchase 37,500 shares of Common Stock at $0.78125 per share and adjusted the exercise price of previously issued options to purchase 70,000 shares to $0.78125 in April 1996.
(7) Mr. Alexander resigned his position as Vice President of Operations effective September 5, 1997.
(8) Mr. Alexander received an option to purchase 27,000 shares of Common Stock at $0.78125 per share in April 1996. An option to purchase 5,000 shares at $10.00 per share was granted in October 1994, and in April 1996 the exercise price of this option along with 20,000 other options previously granted was adjusted to $0.78125 per share.

On December 31, 1996, the Board of Directors named Mr. W. Robert Keen as Chief Executive Officer of the Company. In exchange for his services, Mr. Keen received 225,000 shares of Common Stock with a fair market value on the date of issuance of $168,750. The shares are subject to forfeiture in the event Mr. Keen voluntarily leaves the Company prior to January 1, 1998. In addition, Mr. Keen is entitled to receive on a quarterly basis options to purchase 80,000 shares of Common Stock at an exercise price equal to the fair market value as of the date of grant up to an aggregate of 320,000 shares pursuant to the Company's stock option plans. During fiscal 1997, Mr. Keen was granted options to purchase 120,000 shares under the Company's 1993 Plan and was granted options to purchase an additional 40,000 shares under the Company's 1997 Plan subject to stockholder approval of the 1997 Plan (see Proposal No. 2).

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

          NAME              Options/SARs        Percent of Total     Exercise Price    Expiration
                             GRANTED (#)     Options/SARs Granted to     ($/SH)           DATE
                                            EMPLOYEES IN FISCAL YEAR
W. Robert Keen                  5,000                  3.0%              $0.781           11/21/2006
                               80,000                 48.5%              $0.750             1/2/2007
                               80,000                 48.5%              $0.906             4/1/2007


     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                  OPTION/SAR VALUES

The following table sets forth the value of exercised and unexercised options and SARs held by the named executives at fiscal year end:

         NAME                 Shares                 Value           Options/SARs           Value of
                             Acquired              REALIZED ($)        at Fiscal       Unexercised in-the-
                           ON EXERCISE #                              Year-End(#)      Money Options/SARs
                                                                    Exercisable(E)/      at Fiscal Year-
                                                                      Subject to             End(1)
                                                                     REPURCHASE(U)       Exercisable(E)/
                                                                                           Subject to
                                                                                          REPURCHASE(U)
W. Robert Keen                 None                 None             165,000(U)           $85,615(U)
George R. Van Derven          20,000              $16,375 (2)         87,500(E)           $19,141(E)
James D. Alexander             None                 None              52,000(E)           $11,375(E)

________________
(1) Based on the $1.00 per share closing/average trading price of the Common Stock at June 30, 1997.
(2) Based on the $1.60 per share closing/average trading price of the Common Stock on the exercise date of October 11, 1996.

SPECIAL STOCK OPTION PLAN

In June 1993 the Board of Directors adopted the Company's Special Stock Option Plan which authorized 18,800 shares of Common Stock for the grant of options.  In June 1993 the Board of Directors granted options with respect to
18,715 shares  of Common  Stock  to  approximately  43  employees.   Options  to
purchase 13,887 shares of Common Stock under the Special Stock Option Plan were canceled through April 10, 1996, at which time the remaining 4,913 options were canceled and reissued under the 1993 Stock Option/Stock Issuance Plan. Subject to approval by the stockholders of the 1997 Plan, the Board of Directors will terminate the Special Stock Option Plan.

1993 STOCK OPTION/STOCK ISSUANCE PLAN

The 1993 Stock Option/Stock Issuance Plan (the "1993 Plan"), pursuant to which key employees (including officers) and consultants of the Company and the non-employee members of the Board  of Directors may acquire  an  equity
interest  in  the Company,   was   adopted   by   the  Board  of  Directors  and
Shareholders during 1993.

An aggregate of 400,000 shares of Common Stock are reserved for issuance over the ten year term of the 1993 Plan. However, no officer of the Company may be issued more than 200,000 shares of Common Stock under the 1993 Plan. The 1993 Plan contains three separate components: (i) a Discretionary Option Grant Program under which key employees and consultants may be granted options to purchase Common Stock; (ii) an Automatic Option Grant Program under which option grants will be made at periodic intervals to non-employee Board members; and (iii) a Stock Issuance Program under which eligible individuals may be issued shares of Common Stock, either through immediate purchase or as a bonus based on performance criteria. The 1993 Plan is administered by the Compensation Committee. The shares issuable under the 1993 Plan will either be shares of the Company's authorized but previously unissued Common Stock or shares of Common Stock reacquired by the Company, including shares purchased on the open market and held as treasury shares.
As of June 30, 1997, approximately 1,173 shares are available under the 1993 Plan for grant.

During fiscal 1997, the Company granted options to purchase 120,000 shares of Common Stock to Mr. Keen under the 1993 Plan (see table of "Option/SAR Grants in Last Fiscal Year"). In addition, during fiscal 1997, Mr. Keen received options to acquire 5,000 shares of Common Stock and Mr. Lammerding received options to acquire 1,000 shares of Common Stock at $0.781 pursuant to the Automatic Option Grant Program of the 1993 Plan. Subject to stockholder approval of the 1997 Plan, the Board of Directors will terminate the 1993 Plan, which termination shall not alter the vesting provisions or any other term or condition of any option granted prior to the termination of the 1993 Plan.

                             PRINCIPAL STOCKHOLDERS

The following table sets forth certain information as to (i) the persons or entities known to the Company to be beneficial owners of more than 5% of the Company's Common Stock and Preferred Stock, Series D, as of September 15, 1997,
(ii) all directors of the Company, (iii) all executive officers of the Company and (iv) all directors and officers of the Company as a group.


                                                          COMMON STOCK

  NAME AND ADDRESS OF
   BENEFICIAL OWNER                        NUMBER OF SHARES            PERCENT

James W. Cameron, Jr.                       19,948,245 (1)              77.10%
629 J Street
Sacramento, CA  95814

Max Negri, M.D.                              2,771,143 (2)              10.71%
31244 Palos Verdes Drive West
Suite 234
Rancho Palos Verdes, CA  90274

W. Robert Keen                                470,000 (3)                1.80%

George Van Derven                              98,500 (4)                 *
George R. Van Derven                           98,500 (4)                 *
James D. Alexander                             52,000 (5)                 *
Edward L. Lammerding                           27,620 (6)                 *
Gerald W. Faust, Ph.D.                          5,000 (7)                 *
Thomas W.  O'Neil, Jr.                          6,050 (8)                 *
All directors and executive officers          659,170 (9)                2.51%
as a group (6 persons)
___________________

*  Less than 1.0%.
(1) Includes 59,410 shares issuable upon conversion of 76,167 shares of Preferred Stock, Series D, and 1,500 shares issuable upon exercise of warrants, all of which are currently convertible or exercisable. Also includes 175,000 shares held by Mr. Cameron in an IRA and 213,250 shares held by the Cameron Foundation. Mr. Cameron disclaims beneficial ownership in the shares held by the Cameron Foundation.
(2) Includes 64,740 shares issuable upon conversion of 83,000 shares of Preferred Stock, Series D, currently convertible.
(3) Includes 245,000 shares issuable upon exercise of options, all of which are subject to repurchase.
(4) Includes 87,500 shares issuable upon exercise of options, none of which are subject to repurchase.
(5) Includes 52,000 shares issuable upon exercise of options, none of which are subject repurchase.
(6) Includes 26,000 shares issuable upon exercise of options of which 11,667 are not subject to repurchase, and 1,500 shares issuable upon exercise of warrants held by Sierra Resources Corporation all of which are currently exercisable.
(7) Includes 5,000 shares issuable upon exercise of options, none of which are subject to repurchase.
(8) Includes 5,000 shares issuable upon exercise of options of which 1,667 are not subject to repurchase.
(9) Includes 420,500 shares issuable upon exercise of options and 1,500 issuable upon exercise of warrants, 157,834 of which are not subject to repurchase.

                                               PREFERRED STOCK, SERIES D

NAME AND ADDRESS OF
 BENEFICIAL OWNER               NUMBER OF SHARES                       PERCENT

James W. Cameron, Jr.                 76,167                              37.3
629 J Street
Sacramento, CA  95814

W. Robert Ramsdell                    45,000                              22.0
474 Paseo Miramar
Pacific Palisades, CA  90272

Max Negri, M.D.                       83,000                              40.7
31244 Palos Verdes Drive West
Suite 234
Rancho Palos Verdes, CA  90274


                     APPOINTMENT OF INDEPENDENT AUDITORS

Ernst & Young LLP, has been selected as the Company's independent auditors for the year ended June 30, 1998. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                OTHER MATTERS

As of the date of this proxy statement, there are no other matters which the Board of Directors intends to present or has reason to believe others will present at the Annual Meeting of Stockholders. If other matters properly come before the Annual Meeting, those persons named in the accompanying proxy will vote in accordance with their judgment.

                     1998 ANNUAL MEETING OF STOCKHOLDERS

Stockholders are entitled to present proposals for action at stockholders' meetings if they comply with the requirements of the proxy rules. In connection with this year's Annual Meeting, no stockholder proposals were presented. Any proposals intended to be presented at the 1998 Annual Meeting must be received at the Company's offices on or before June 15, 1998 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 W. ROBERT KEEN
                                 Chief Executive Officer

Sacramento, California
October 24, 1997

                                                                    APPENDIX A

                          ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                                1997 STOCK OPTION PLAN

1.  PURPOSE; DEFINITIONS.

1.1 PURPOSE. The purpose of the Plan is to attract, retain, and motivate the officers and employees of the Company who are not subject to a collective bargaining agreement, as well as the consultants to and directors of the Company, by giving all of them the opportunity to acquire Stock ownership in the Company and thereby instilling in them the same goals as the Company's other equity owners.

1.2  DEFINITIONS.   For  purposes  of  the Plan, the following terms shall
have the following meanings:

1.2.1   "ADMINISTRATOR" shall mean the Compensation Committee referred to in
Section 4 in its capacity as administrator of the Plan in accordance with
Section 4.

1.2.2  "BOARD" shall mean the Board of Directors of the Company.

1.2.3 "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.2.4 "COMPANY" shall mean Alternative Technology Resources, Inc., a Delaware corporation.

1.2.5  "DIRECTOR" shall mean a member of the Board.

1.2.6  "EFFECTIVE  DATE"  shall  have the meaning set forth in Section 2.

1.2.7 "ELIGIBLE PERSON" shall mean, in the case of the grant of an Incentive Stock Option, all employees of the Company who are not subject to a collective bargaining agreement, and in the case of a Non-qualified Stock Option, any director (including a director who is also a member of the Compensation Committee), officer, consultant, or employee of the Company who is not subject to a collective bargaining agreement.

1.2.8 "FAIR MARKET VALUE" shall mean the value established by the Administrator for purposes of granting Options under the Plan.

1.2.9   "GRANT DATE" shall mean the date of grant of any Option.

1.2.10 "INCENTIVE STOCK OPTION" shall mean an option which is an option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that Section.

1.2.11 "NON-QUALIFIED STOCK OPTION" shall mean an option which is designated a Non-qualified Stock Option.

1.2.12 "OPTION" shall mean an option to purchase common stock under this Plan. An Option shall be designated by the Committee as either an Incentive Stock Option or a Non-qualified Stock Option.

1.2.13 "OPTION AGREEMENT" shall mean the written option agreement with respect to an Option.

1.2.14  "OPTIONEE" shall mean the holder of an Option.

1.2.15 "PLAN" shall mean this Alternative Technology Resources, Inc., 1997 Stock Option Plan, as amended from time to time.

1.2.16 "STOCK" shall mean the common stock of the Company, par value $0.01, and any successor entity to the Company.

1.2.17  "TAX DATE" shall mean the date defined in Section 7.

1.2.18 "VESTING DATE" shall mean the date on which an Option becomes wholly or partially exercisable, as determined by the Administrator in its sole discretion.

2.  EFFECTIVE DATE; TERM OF PLAN.

The Effective Date of this Plan shall be upon shareholder approval of this Plan pursuant to Delaware Corporation Laws Section 216 which shall occur within twelve (12) months of the date of Board approval. This Plan, but not Options already granted, shall terminate automatically five (5) years after its adoption by the Board, unless terminated earlier by the Board under
Section 13. No Options shall be granted after termination of this Plan but all Options granted prior to termination shall remain in effect in accordance with their terms.

3.  NUMBER AND SOURCE OF SHARES OF STOCK SUBJECT TO THE PLAN.

Subject to the provisions of Section 8, the total number of shares of Stock with respect to which Options may be granted under this Plan is three million (3,000,000) shares of Stock. The shares of Stock covered by any canceled, expired, or terminated Option or the unexercised portion thereof shall become available again for grant under this Plan. The shares of Stock to be issued hereunder upon exercise of an Option may consist of authorized and unissued shares or treasury shares.

4.  ADMINISTRATION OF THE PLAN.

This Plan shall be administered by a committee of at least two (2) non-employee members of the Board to which administration of this Plan is delegated by the Board (the "Compensation Committee"). The "Administrator" shall mean the "Compensation Committee" referred to in this Section 4 in its capacity as administrator of the Plan in accordance with this Section 4.
The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Optionees under this Plan; to further define the terms used in this Plan; to prescribe, amend, and rescind rules and regulations relating to the administration of this Plan; to determine the duration and purposes of leaves of absence which may be granted to Optionees without constituting a termination of their employment for purposes of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan.

Any decision or action of the Administrator in connection with this Plan or Options granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action, or omission respecting this Plan, or any Options granted or shares of Stock sold under this Plan. The Board at any time may abolish the Compensation Committee and revest in the Board the administration of the Plan. To the extent permitted by applicable law in effect from time to time, no member of the Compensation Committee or the Board of Directors shall be liable for any action or omission of any other member of the Compensation Committee or the Board of Directors, nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to the Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Compensation Committee or Board in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Compensation Committee or Board arising with respect to the Plan or administration thereof, or out of membership on the Compensation Committee or Board, or by the Company, or all or any combination of the preceding; provided, the director or Compensation Committee member was acting in good faith, within what such director or Compensation Committee member reasonably believed to have been within the scope of his or her employment or authority, and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees, or devisees of a director or Compensation Committee member, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

5.  GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

5.1 GRANT OF OPTIONS. One or more Options may be granted to any Eligible Person. Subject to the express provisions of the Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under the Plan may be granted. Each Option so granted shall be designated by the Administrator as either a Non-qualified Stock Option or an Incentive
Stock Option. However, any Options designated as Incentive Stock Options that are subsequently determined to not qualify, shall then be deemed to be Non-qualified Stock Options.

Subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of shares of Stock covered by the Option, the exercise price, and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company shall provide the Optionee with a written Option Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of shares of Stock covered by the Option, the exercise price, and the terms and conditions for exercise of the Option.

The Administrator may, in its absolute discretion, grant Options under this Plan to an Eligible Person at any time and from time to time before the expiration of five (5) years from the Effective Date.

5.2 GENERAL TERMS AND CONDITIONS. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose.

5.3 EXERCISE OF OPTION. In order to exercise all or any portion of any Option granted under this Plan, an Optionee must remain as an officer or employee who is not subject to a collective bargaining agreement, or as a consultant to or director of the Company, until the Vesting Date. The Option shall be exercisable on or after each Vesting Date in accordance with the terms set forth in the Option Agreement.

5.4 OPTION TERM. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than ten (10) years after the grant of the Option (five (5) years in the case of an Incentive Stock Option when the Optionee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company), and shall be subject to earlier termination as hereinafter provided.

5.5 EXERCISE PRICE. Unless otherwise specified by the Administrator, the exercise price of any option shall be one hundred percent (100%) of the fair market value of the Company's common stock on the date of option grant. However, in the case of Incentive Stock Options to an Optionee who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the exercise price shall be one hundred ten percent (110%) of the fair market value and shall be subject to earlier termination as hereinafter provided.

5.6 METHOD OF EXERCISE. To the extent the right to purchase shares of Stock has accrued, Options may be exercised, in whole or in part, from time to time in accordance with their terms by written notice from the Optionee to the Company stating the number of shares of Stock with respect to which the Option is being exercised and accompanied by payment in full of the exercise price.

5.7  PAYMENT FOR OPTION SHARES.

5.7.1 GENERAL RULE. The entire Exercise Price of Stock issued upon exercise of Options shall be payable in cash, wire transfer, certified check, or, at the absolute discretion of the Administrator, by non-certified check, at the time when such Stock is purchased, except as follows:

(a) In the case of an Incentive Stock Option granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Option Agreement. The Option Agreement may, in the Compensation Committee's sole discretion, specify that payment may be made in any form(s) described herein.

(b) In the case of a Non-Qualified Stock Option, the Compensation Committee, in its sole discretion, may specify payment in any form(s) described herein.

5.7.2 SURRENDER OF STOCK. To the extent that this Section 5.7.2 is applicable, payment for all or any part of the exercise price, but not the payment of withholding taxes, may be made with Stock which has already been owned by the Optionee for more than six (6) months. Such Stock shall be valued at its fair market value on the date of exercise of the new Stock being purchased under the Plan.

5.7.3 EXERCISE/SALE. To the extent that this Section 5.7.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Stock and to deliver all or part of the sales proceeds to the Company in payment of all or part of the exercise price and/or any withholding taxes.

5.7.4 EXERCISE/PLEDGE. To the extent that this Section 5.7.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Stock to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the exercise price and/or any withholding taxes.

5.8 RESTRICTIONS ON STOCK; OPTION AGREEMENT. At the time it grants Options under this Plan, the Company may retain, for itself or others, rights to repurchase the shares of Stock acquired under the Option or impose other restrictions on such shares. The terms and conditions of any such rights or other restrictions shall be set forth in the Option Agreement evidencing the Option. No Option shall be exercisable until after execution of the Option Agreement by the Company and the Optionee.

5.9 NON-ASSIGNABILITY OF OPTION RIGHTS. No Option shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of an Optionee, only the Optionee may exercise an Option.

5.10  EXERCISE AFTER CERTAIN EVENTS.

5.10.1 TERMINATION AS AN EMPLOYEE, DIRECTOR, OR CONSULTANT, OR BECOMING SUBJECT TO A COLLECTIVE BARGAINING AGREEMENT. If for any reason other than permanent and total disability or death (as defined below) an Optionee ceases to be employed by or to be a consultant to or director of the Company, or if an Optionee becomes subject to a collective bargaining agreement, Options held on the date of such termination or on the date the employee becomes subject to a collective bargaining agreement (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months after such date, or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten (10) years from the Grant Date).

If an Optionee granted an Incentive Stock Option terminates employment but continues as a consultant, advisor, or in a similar capacity to the Company, the Optionee need not exercise the Option within three (3) months of termination of employment but shall be entitled to exercise within three (3) months of termination of services to the Company (one (1) year in the event of permanent disability or death). However, if the Optionee does not exercise within three (3) months of termination of employment, the Option will not qualify as an Incentive Stock Option.

5.10.2 PERMANENT DISABILITY AND DEATH. If an Optionee becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), or dies while employed by the Company, or while acting as an officer, consultant, or director of the Company (or if the Optionee dies within the period that the Option remains exercisable after termination of employment or affiliation), Options then held (to the extent then exercisable) may be exercised by the Optionee, by the Optionee's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the disability or death or any lesser period specified in the Option
Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten (10) years from the Grant Date).

5.11 COMPLIANCE WITH SECURITIES LAWS. The Company shall not be obligated to issue any shares of Stock upon exercise of an Option unless such shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares of Stock are otherwise in compliance with all applicable securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the shares of Stock or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of shares of Stock acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan, or the Option Agreement evidencing the Option.

6.  LIMITATIONS ON GRANT OF INCENTIVE STOCK OPTIONS.

6.1 The aggregate Fair Market Value (determined as of the Grant Date) of the Stock for which Incentive Stock Options may first become exercisable by any Optionee during any calendar year under this Plan, together with that of Stock subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Section 9(a) by such Optionee under any other plan of the Company or any Subsidiary), shall not exceed $100,000.

6.2 There shall be imposed in the Option Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

6.3 No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Stock (determined as of the Grant Date) subject to the Option and such Option by its terms is not exercisable after the expiration of five (5) years from the Grant Date.

6.4 No Incentive Stock Option may be granted to any person who is not an employee of the Company.

7.  PAYMENT OF TAXES.

Upon the disposition by an Optionee or other person of shares of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, the Company shall have the right to require such Optionee or such other person to pay by cash, or by check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date") and may be a condition prior to the delivery of any certificate for shares or registration of the transfer of such shares.

8.  ADJUSTMENT FOR CHANGES IN CAPITALIZATION.

The existence of outstanding Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations, or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business, or any other corporate act, whether similar to the events described above or otherwise. Subject to Section 9, if the outstanding shares of the Stock are increased or decreased in number or changed into or exchanged for a different number or kind of securities of the Company or any other corporation by reason of a recapitalization, reclassification, stock split, combination of shares, stock dividend, or other event, an appropriate adjustment of the number and kind of securities with respect to which Options may be granted under this Plan, the number and kind of securities as to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised, will be made.

9.  DISSOLUTION, LIQUIDATION, OR MERGER.

9.1  COMPANY NOT THE SURVIVOR.   In the event of a dissolution or liquidation
of the Company, a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company, any outstanding Options shall become fully vested immediately upon the Company's public announcement of any one of the foregoing. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this paragraph. If the Optionee does not exercise the entire Option within ninety (90) days, the Administrator, in its sole and absolute discretion, may, with respect to the unexercised portion of the Option:

9.1.1 cancel the Option upon payment to the Optionee of an amount equal to the difference between the closing price of the stock underlying the Option quoted the date before such liquidation, dissolution, merger, consolidation, combination, or reorganization, and the exercise price of the Option; or

9.2.1 assign the Option and all rights and obligations under it to the successor entity, with all such rights and obligations being assumed by the successor entity.

9.2 COMPANY IS THE SURVIVOR. In the event of a merger, consolidation, combination, or reorganization in which the Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

10.  CHANGE OF CONTROL.

If there is a "change of control" in the Company, all outstanding Options shall fully vest immediately upon the Company's public announcement of such a change. A "change of control" shall mean an event involving one transaction or a related series of transactions in which any one of the following occurs:
(i) the Company issues securities equal to twenty-five percent (25%) or more of the Company's issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a "group" within the meaning of SEC Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to twenty-five percent (25%) or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation, or other business combination, (iii) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving company, or
(iv) all or substantially all of the Company's assets are sold or transferred. SEE Section 9 with respect to Options vesting upon the occurrence of either of the events described in (iii) or (iv) of this Section 10 and the result upon the non-exercise of the Options.

11.  SUSPENSION AND TERMINATION.

In the event the Board or the Administrator reasonably believes an Optionee has committed an act of misconduct specified below, the Administrator may suspend the Optionee's right to exercise any Option granted hereunder pending final determination by the Board or the Administrator. If the Administrator determines that an Optionee has committed an act of embezzlement, fraud, breach of fiduciary duty, or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, is involved in the spreading of rumors or misinformation about the Company, induces or attempts to induce an employee to leave the employment of the

Company, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any Option hereunder. In making such determination, the Board or the Administrator shall act fairly and in good faith and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf. The determination of the Board or the Administrator shall be final and conclusive.

12.  NO RIGHTS AS SHAREHOLDER OR TO CONTINUED EMPLOYMENT.

An Optionee shall have no rights as a shareholder with respect to any shares of Stock covered by an Option. An Optionee shall have no right to vote any shares of Stock, or to receive distributions of dividends or any assets or proceeds from the sale of Company assets upon liquidation until such Optionee has effectively exercised the Option and fully paid for such shares of Stock. Subject to Sections 8 and 9, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Optionee. The grant of an Option shall in no way be construed so as to confer on any Optionee the rights to continued employment by the Company.

13.  TERMINATION; AMENDMENT.

The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension, or termination shall be made which would impair the right of any person under any outstanding Options without such person's consent not unreasonably withheld. Further, any amendment which materially increases the benefits accruing to participants under this Plan shall be subject to the approval of the Company's shareholders. Further, the Board may amend this Plan to comply with Federal and State securities laws.

14.  GOVERNING LAW.

This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of California.

                      ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
              Annual Meeting of Stockholders -- November 18, 1997

       The undersigned stockholder of ALTERNATIVE TECHNOLOGY RESOURCES, INC. (formerly known as 3Net Systems, Inc.) [the "Company"], revoking all previous proxies, hereby appoints GEORGE R. VAN DERVEN and NORBERT WAGNER, or any of them, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Company's Common Stock and Preferred Stock held of record by the undersigned as of the close of business on October 17, 1997 at the Annual Meeting of Stockholders of the Company to be held on Tuesday, November 18, 1997, at 10:00 a.m., local time, at 629 J Street, Sacramento, California 95814, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.

       This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES AND "FOR" PROPOSAL 2 BELOW:

1.  Election of Directors:

       <square>  FOR ALL NOMINEES  LISTED  BELOW (EXCEPT AS SPECIFIED)
       <square>  WITHHOLD AUTHORITY FOR ALL NOMINEES

         W.  Robert Keen     Edward L. Lammerding      Thomas W. O'Neil, Jr.

      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, DRAW A LINE THROUGH THAT NOMINEE'S NAME.

2. A proposal to approve the Alternative Technology Resources, Inc. 1997 Stock Option Plan
                  <square>        <square>        <square>
                    FOR           AGAINST          ABSTAIN

3. The authority of the proxy, in his discretion, to vote on such other business as may properly come before the Annual Meeting, or any adjournment(s) or postponement(s) thereof.

       THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxy may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the descriptions, authority or capacity of the person signing is given or any other defect of signature exists.
       PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                                                  DATED: _______________, 1997

                                                  ____________________________
                                                  Signature

                                                  ____________________________
                                                  Signature if held jointly

Please sign this Proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal.